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                                                                    Exhibit 99.1

                               DEPOSIT AGREEMENT

          THIS DEPOSIT AGREEMENT is made and entered into as of November 19, 1999, by and between Crown Castle International Corp., a Delaware corporation, (the "Company") and United States Trust Company of New York (the "Depositary"),
      -------                                                     ----------
for the benefit of the holders from time to time of the Company's Series A 8 1/4% Cumulative Convertible Redeemable Preferred Stock (the "Convertible
                                                             -----------
Preferred Stock") (each, a "Holder" and, collectively, the "Holders").
---------------             ------                          -------

                                  WITNESSETH:

          WHEREAS, the Company and the Holders have entered into that certain Purchase Agreement, dated November 19, 1999 (the "Purchase Agreement"), pursuant
                                                  ------------------
to which the Holders will purchase from the Company an aggregate of 200,000 shares of Convertible Preferred Stock.

          WHEREAS, the Certificate of Designations, Preferences and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions Thereof governing the Preferred Stock (the "Certificate of Designations") allows the Company to pay dividends on
            ---------------------------
the Convertible Preferred Stock in cash or by delivering shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock") to the Depositary
                                               ------------
for its sale thereof and distribution of the Cash Proceeds (as defined below) to the Holders.

          WHEREAS, this Deposit Agreement is entered into to allow the Company to pay dividends in Common Stock to the Holders in accordance with the Certificate of Designations (capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Purchase Agreement and in the Certificate of Designations).

          WHEREAS, the Company shall from time to time deliver to the Depositary
(i) duly authorized, validly issued and fully paid shares of Common Stock, that, except for the initial dividend payment on December 15, 1999, which the Company shall repurchase, are free of preemptive or similar rights, duly registered and freely tradable (by use of a prospectus under an effective shelf registration statement or otherwise, subject to Permitted Interruptions (as defined in the Certificate of Designations)) (the "Qualified Common Stock") under the
                                    ----------------------
Securities Act of 1933, as amended (the "Securities Act") pursuant to, and
                                         --------------
subject to the exceptions contained in the Registration Rights Agreement, dated as of November 19, 1999, among the Company, the Depositary and the Holders, in the amount specified in the Certificate of Designations; and (ii) an opinion of counsel addressed to the Depositary (the "Opinion of Counsel"), to the effect
                                          ------------------
that the shares of Qualified Common Stock delivered to the Depositary have been duly authorized, fully paid and validly issued and delivered, and are free of preemptive rights, duly registered and freely tradable (by use of a prospectus under an effective shelf registration statement or otherwise, subject to Permitted Interruptions) under the Securities Act; and (iii) a set of written instructions signed by an officer of the Company, instructing the Depositary as to the disposition of the Qualified Common Stock (the "Instructions").
                                                       ------------
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          WHEREAS, the Depositary shall follow the Instructions and shall distribute the cash proceeds from any sale of the Qualified Common Stock (the "Cash Proceeds") to the Holders.
 -------------

          NOW, THEREFORE, in consideration of the premises and of the mutual promises and agreements herein contained, and the agreements and covenants contained in the Purchase Agreement, the parties hereby agree as follows:

          Section 1. Payment of Dividends on the Convertible Preferred Stock.
                     -------------------------------------------------------

               (a)   General. The Holders of shares of the Convertible Preferred
                     -------
     Stock shall be entitled to receive dividends on the dates and in the manner specified in the Certificate of Designations.

               (b)   Accrual of Dividends; Accrual in Respect of Late Payments.
                     ---------------------------------------------------------
     Dividends on the Convertible Preferred Stock shall accrue in the manner specified in the Certificate of Designations.

               (c)   Convertible Preferred Stock. For so long as the Convertible
                     ---------------------------
     Preferred Stock is outstanding, the Company shall from time to time (should it elect to make a dividend payment on the Convertible Preferred Stock in Common Stock), deliver to the Depositary on or before the applicable Dividend Payment Date (i) Qualified Common Stock, in the amount required by the Certificate of Designations; (ii) an Opinion of Counsel as to such Qualified Common Stock; and (iii) the Instructions.

               (i) The Company will be deemed to have paid the Dividend Amount on the applicable Dividend Payment Date at any time it delivers to the Depositary shares of Qualified Common Stock in accordance with Section 4(b)(i) of the Certificate of Designations. In the event that the Holders of the Convertible Preferred Stock do not receive a full Dividend Amount in cash on or prior to the date that is 15 days after such Dividend Payment Date (the "Distribution Date"), the unpaid
                                           -----------------
          portion of the Dividend Amount shall be deemed to be unpaid from such Dividend Payment Date and shall accrue Extra Dividends from such Dividend Payment Date.

               (ii) The Depositary shall (i) sell the Qualified Common Stock in accordance with the Instructions, as promptly as practicable; and (ii) distribute the amount of Cash Proceeds from such resale specified in the Instructions to the Holders of Convertible Preferred Stock in accordance with the Instructions as promptly as practicable, but in any event no later than the Distribution Date.

               (iii) If the amount of Cash Proceeds from the sale of Qualified Common Stock shall be less than the Dividend Amount (such difference, the "Shortfall Amount"), the Depositary shall: (i) distribute all Cash
               ----------------
          Proceeds to the Holders of Convertible Preferred Stock; and (ii) promptly give notice to the Company of the Shortfall Amount. Upon receipt of the notice of a Shortfall

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          Amount, the Company shall as promptly as practicable deliver to the
          Depositary (A) cash, and/or (B) the Instructions and additional shares of Qualified Common Stock, to be sold and distributed in accordance with the Instructions delivered therewith and this Agreement in the amounts required by Section 4(b)(iv) of the Certificate of Designations. The Depositary shall as promptly as practicable (x) sell the additional shares of Qualified Common Stock (if any) delivered by the Company pursuant to this subsection (c) in accordance with the Instructions and this Agreement; and (y) distribute the cash delivered by the Company pursuant to this subsection (c) and/or the Cash Proceeds (the sum of such cash and such Cash Proceeds so delivered shall be equal to the Shortfall Amount) to the Holders of the Convertible Preferred Stock.

               (iv) If the Cash Proceeds from any such sale of the Qualified Common Stock shall exceed the amount of the Cash Proceeds to be delivered to the Holders of Convertible Preferred Stock pursuant to the Instructions (such difference, the "Excess Proceeds"), the
                                                  ---------------
          Depositary shall (i) give notice to the Company of the amount of the Excess Proceeds; (ii) retain the Excess Proceeds and apply such Excess Proceeds to the next succeeding distribution by the Depositary of the Dividend Amount, in accordance with the Instructions.

               (d) The Depositary may from time to time invest and reinvest the Excess Proceeds at the instruction of the Company in (i) direct obligations of, or repurchase agreements collateralized by direct obligations of, the United States Government (or agencies or instrumentalities thereof) or any state of the United States (or agencies or instrumentalities of any thereof), (ii) certificates of deposit, time deposits, money market accounts or other interest-bearing deposits of commercial banks having total capital and surplus of at least $2,000,000,000 or (iii) in a SSGA U.S. Government Money Market Fund (the "SSGA Fund") so long as the SSGA Fund is rated as a AAA money market fund,
      ---------
     as the Company may from time to time direct in writing. Any interest earned on the Excess Proceeds shall immediately be considered "Excess Proceeds" for the purposes of this Agreement. The Depositary shall have no responsibility for determining such obligations and shall have no liability whatsoever for any investment losses resulting from the investment or reinvestment of the Excess Proceeds.

          Section 2.  Instructions; Market Agent.
                      --------------------------

               (a) For so long as Convertible Preferred Stock is outstanding, the Instructions delivered by the Company to the Depositary pursuant to
     Section 1(c) hereof in connection with a dividend payment on the Convertible Preferred Stock shall specify: (i) the method by which the Depositary shall resell the Qualified Common Stock (which may be effected by the Company repurchasing any such Qualified Common Stock); (ii) the Dividend Amount; (iii) the amount of Excess Proceeds, if any, to be delivered to the Holders; and (iv) the method of delivery the Cash Proceeds and/or the Excess Proceeds to the Holders, including wire instructions and/or addresses if necessary).

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               (b)    The Company may appoint any nationally recognized,
     registered broker dealer to act as a market agent (a "Market Agent") for
                                                           ------------
     the purposes of selling any shares of Qualified Common Stock pursuant to the terms of the Certificate of Designations and this Agreement. If the Company so elects to appoint a Market Agent, it shall instruct the Depositary to, and the Depositary shall, deliver such Qualified Common Stock to such Market Agent in order to enable the Market Agent to effect such a sale. Upon completion of such a sale, the Market Agent will then deliver the net proceeds of such sale to the Depositary, which will then distribute such proceeds to the Holders in accordance with the terms of the Certificate of Designation and this Agreement.

          Section 3.  Voting.
                      ------

               If, during any period of time when the Depositary is holding any shares of Common Stock for the account of the Holders, the holders of Common Stock vote on any matter, then: (i) the Company shall give notice to the Depositary of such vote; (ii) the Holders of the Convertible Preferred Stock shall instruct the Depositary as to how the shares of Common Stock held by the Depositary shall be voted; and (iii) the Depositary shall vote in accordance with such instructions of the Holders of the Convertible Preferred Stock.

          Section 4.  Term.
                      ----

               The Deposit Agreement shall terminate on the first day on which no shares of Convertible Preferred Stock are outstanding, and the Depositary shall distribute any remaining Excess Proceeds to the Company; provided, that, the Company has paid all dividends and no obligations are outstanding under any of the Operative Documents.

          Section 5.  Depositary.
                      ----------

               (a)    Duties.  The Depositary's obligations and duties in
                      ------
     connection herewith are those specifically enumerated in this Agreement. The Depositary also will deliver copies of reports, invoices, and other documents related to the Qualified Common Stock and the Cash Proceeds that it has received, as well as an accounting of the Qualified Common Stock and the Cash Proceeds, to each of the parties on written request. The Depositary's duties will be determined only with reference to this Depositary Agreement and applicable laws, and the Depositary is not charged with any duties or responsibilities in connection with any other document or agreement. The parties acknowledge that the Depositary shall not be responsible for any diminution in the value of the Qualified Common Stock held by the Depositary or in the value of the Excess Proceeds due to losses resulting from authorized investments. The Depositary may use its own bond department in executing purchases and sales of authorized investments.

               (b)    Liabilities. The Depositary will not be in any manner
                      -----------
     liable or responsible for the sufficiency, correctness, genuineness, or validity of any instruments deposited with it or with reference to the form of execution thereof, or the identity, authority, or rights of any person executing or depositing same, and the Depositary will

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     not be liable for any loss that may occur by reason of forgery, false representation, or the exercise of its discretion in any particular manner or for any other reason, except for its own gross negligence or willful misconduct. Except in instances of the Depositary's own gross negligence or willful misconduct, the Company will indemnify, defend, and hold the Depositary harmless from any demands, suits, or causes of action arising out of this Agreement (including reasonable attorneys' fees). The Depositary shall be fully protected in acting in accordance with any written instructions given to it hereunder and believed by it to have been executed by the proper party or parties. The Depositary may consult with counsel regarding any of its duties or obligations hereunder, and shall be fully protected in any action taken in good faith in accordance with such advice. The costs and expenses of enforcing this right of indemnification also shall be paid by the Company. The right of indemnification shall survive the termination of this Deposit Agreement and or the resignation or removal of the Depositary. Neither the Depositary nor any of its officers, directors, employees or agents shall be liable to any person or party for any action taken or omitted to be taken by it or any of its officers, directors, employees or agents under this Agreement, except in the case of Depositary's gross negligence, bad faith or willful misconduct.

               (c)    Receipt.  Upon receipt from the Company of the Qualified
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     Common Stock and of the Cash Proceeds upon resale of the Qualified Common
     Stock, the Depositary will deliver a written notice to such effect to the Company and the Holders.

               (d)    Fees.  The Depositary's fees hereunder will be as set
                      ----
     forth in Schedule 1 and will, together with all its reasonable costs and expenses, including its legal fees, be paid by the Company. The fees are intended as full compensation for the Depositary's services as contemplated by this Deposit Agreement (not including its reasonable costs and expenses).

               (e)    Successor Depositary. The Depositary will have the right
                      --------------------
     to resign as Depositary hereunder by delivering 60 days prior notice in writing to the Company and the Holders. The Company and the Holders will have the right to remove the Depositary at any time by joint written notice delivered to the Depositary. If the Depositary resigns or is removed, a successor Depositary will be appointed by mutual agreement of the Company and the Holders and such resignation or removal will take effect upon such appointment. Any successor Depositary at any time serving hereunder will be entitled to all rights, powers, and indemnities granted to the Depositary hereunder as if originally named herein. If a successor Depositary is not named within 30 days after the notice of resignation, the Depositary may apply to a court of competent jurisdiction for the appointment of a successor Depositary.

               (f)    Disputes. In the event that any dispute arises with
                      --------
     respect to this Agreement or in the event that any claim is made with respect to the deposits hereunder, then the Depositary, upon receipt of written notice of such dispute, is authorized and directed to retain in its possession without liability to any person or party, all of the

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     deposits hereunder until such dispute shall have been settled either by the mutual agreement of the parties involved or by a final, unappealable order, decree or judgment of a court of competent jurisdiction.

               (g)    Federal Income Tax.  All interest earned on the Excess
                      ------------------
     Proceeds shall be considered the currently reportable income, for federal income tax purposes, of the party receiving the Excess Proceeds from the Depositary. The Depositary shall file annually information returns with the United States Internal Revenue Service and payee statements with the Company, documenting such interest payments. The Company shall provide the Depositary with all forms and information necessary to complete such information returns and payee statements. The Company agrees to provide the Depositary with a certified tax identification number by signing and returning a W-9 (or Form W-8, in the case of non-U.S. persons) to the Depositary within 30 days from the date hereof. The Depositary understands that, in the event such tax identification numbers are not certified to the Depositary, the Internal Revenue Code, as amended from time to time, may require withholding of a portion of any interest or other income earned on the investment of the Excess Proceeds. Should the Depositary become liable for the payment of taxes, including withholding taxes, relating to income derived from any funds held by the Excess Proceeds or any payment made hereunder the Depositary may pay such taxes from the Excess Proceeds.

               (h)    Merger, Consolidation, etc. Any corporation or association
                      --------------------------
     in which the Depositary may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its corporate trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which it is a party, shall be and become successor depositary hereunder and vested with all of the title to the assets and all the trusts, powers discretions, immunities, privileges and all other matters as was its predecessor, without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

               (i)    Consent to Jurisdiction. Each party hereto hereby
                      -----------------------
     irrevocably submits to the non-exclusive jurisdiction of the courts of the United States District Court for the Southern District of New York (or, if subject matter jurisdiction in that court is not available, in any state court located within the city of New York) over any dispute arising out of or relating to this Agreement or any agreement or instrument contemplated hereby or entered into in connection herewith or any of the transactions contemplated hereby or thereby. Each party hereto irrevocably consents to the service of any and all process in any action or proceeding arising out of or relating to this Agreement by the mailing of copies of such process to the Holder at their address specified in Section 6(d).

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          Section 6.  Miscellaneous.
                      -------------

               (a)    Binding Effect. Neither this Agreement nor any of the
                      --------------
     rights or obligations hereunder may be assigned by any party without the prior written consent of all other parties to this Agreement. Without limiting the generality of the foregoing, the Company agrees to the assignment by a Holder of its rights pursuant to this Agreement to any Affiliate or subsidiary thereof, any partnership controlled thereby, any successor in interest thereto or any lender as collateral security, and agree to execute any appropriate agreement or instrument that the Holder may reasonably request in order to effect or evidence such assignment or consent. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and no other person shall have any right, benefit or obligation hereunder.

               (b)    Governing Law. This Agreement shall be construed,
                      -------------
     interpreted and the rights of the parties determined in accordance with the internal laws of the State of New York (without reference to its choice of law provisions).

               (c)    Titles.  The titles, captions or headings of the Sections
                      ------
     herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

               (d)    Notices.  All notices, requests, demands and other
                      -------
     communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given or made when received if personally delivered; when transmitted if transmitted by telecopy upon receipt of telephonic or electronic confirmation; the day after it is sent, if sent for next day delivery to a domestic address by recognized overnight delivery service (e.g., Federal Express); and five business days after being deposited in the mail, first class or registered, postage prepaid. In each case notice shall be sent to:

               If to Holders of the Convertible Preferred Stock:

               c/o GE Capital Services Structured Finance Group, Inc.
               SFG-P Inc.
               120 Long Ridge Road, 3/rd/ Floor
               Stamford, Connecticut 06927
               Attn.: Portfolio Operations
               Fax No.: (203) 961-2017

               Copy to:

               Kirk A. Davenport
               Latham & Watkins
               885 Third Avenue
               New York, N.Y. 10022
               Fax No.: (212) 751-4864

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               If to the Company:

               Crown Castle International Corp.
               510 Bering Drive, Suite 500
               Houston, Texas 77057
               Attn: Secretary and General Counsel
               Fax No.: (713) 570-3150

               Copy to:

               Stephen L. Burns
               Cravath, Swaine & Moore
               Worldwide Plaza
               825 8/th/ Avenue
               New York, N.Y. 10019
               Fax No.: (212) 474-3700

               If to the Depositary:

               United States Trust Company of New York
               114 West 47/th/ Street
               New York, New York 10036-1532
               Attention: Corporate Trust Administration
               Fax No.: (212) 852-1627

     or to such other place and with such other copies as either party may designate as to itself by notice given as written notice to the others.

               (e)    Multiple Counterparts. This Agreement may be executed in
                      ---------------------
     two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

               (f)    Entire Agreement: Modification. This Agreement, together
                      ------------------------------
     with all exhibits and schedules hereto (including the Schedule I) Certificate of Designations, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. No amendment, supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on their respective behalf, by their respective officers thereunto duly authorized, as of the day and year first written above.

                                         CROWN CASTLE INTERNATIONAL CORP.

                                         By:____________________________________
                                            Name:
                                            Title:



                                         UNITED STATES TRUST COMPANY OF NEW YORK



                                         By:____________________________________
                                            Name:
                                            Title:

                        SCHEDULE I TO DEPOSIT AGREEMENT

          In connection with the services provided hereunder by the Depositary, including, without limitation, serving as Depositary, the Depositary shall be limited to receive an annual payment of fees (not including its expenses) in an amount equal to $5,000 for so long as it continues to serve as Depositary hereunder.